Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

PTLC PTMC PTNQ PTEU	Pacer Trendpilot® US Large Cap ETF Pacer Trendpilot® US Mid Cap ETF Pacer Trendpilot® 100 ETF Pacer Trendpilot® European Index ETF	GCOW COWZ CALF ICOW	Pacer Global Cash Cows Dividend ETF Pacer US Cash Cows 100 ETF Pacer US Small Cap Cash Cows 100 ETF Pacer Developed Markets International Cash Cows 100 ETF
PAEU PIEL PWS	Pacer Autopilot Hedged European Index ETF Pacer International Export Leaders ETF Pacer WealthShield ETF	VIRS	Pacer BioThreat Strategy ETF

SZNG SZNE ROOM RXRE INDS SRVR PAD	Pacer CFRA-Stovall Global Seasonal Rotation ETF
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Pacer Hotel & Lodging Real Estate ETF
Pacer Healthcare Real Estate ETF
Pacer Industrial Real Estate ETF
Pacer Data & Infrastructure Real Estate ETF
	Pacer Apartments & Residential Real Estate ETF	AFTY PTBD PTIN TRND BUL ALTL PAMC
Pacer CSOP FTSE China A50 ETF
Pacer Trendpilot® US Bond ETF
Pacer Trendpilot® International ETF
Pacer Trendpilot® Fund of Funds ETF
Pacer US Cash Cows Growth ETF
Pacer Lunt Large Cap Alternator ETF
Pacer Lunt MidCap Multi-Factor Alternator ETF

PEXL FLRT TRPL QDPL	Pacer US Export Leaders ETF Pacer Pacific Asset Floating Rate High Income ETF Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF	PALC	Pacer Lunt Large Cap Multi-Factor Alternator ETF

ECOW	Pacer Emerging Markets Cash Cows 100 ETF	HERD	Pacer Cash Cows Fund of Funds ETF
(the “Funds”)
Supplement dated April 27, 2023 to the
Statement of Additional Information (“SAI”), dated August 31, 2022, as previously supplemented
Effective April 17, 2023, Justin Dausch resigned from his role as Chief Compliance Officer and AML Officer of Pacer Funds Trust (the “Trust”). All references to Mr. Dausch should be disregarded. Effective April 27, 2023, the Board elected Liam Clarke as Chief Compliance Officer and AML Officer of the Trust. Accordingly, the table in the “Principal Officers of the Trust” section of the SAI is hereby removed and replaced with the following:
Principal Officers of the Trust. The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President, Pacer Advisors, Inc. (since 2005); President and Chief Compliance Officer, Pacer Financial, Inc. (since 2004)
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007)
Bruce Kavanaugh Born: 1964	Secretary and Portfolio Manager	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2005); Vice President, Pacer Financial, Inc. (since 2004)
Liam Clarke Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1996	Chief Compliance Officer and AML Officer	Indefinite Term; since 2023	Director, Vigilant, (since 2021); Financial Services Assurance Experienced Associate, PricewaterhouseCoopers, (2018-2021)
Please retain this Supplement with your SAI for future reference.
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